UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2002 (March 4, 2002)

                       KIK TECHNOLOGY INTERNATIONAL, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    California                      000-1109664                 91-2021602
----------------------------      ------------------      ----------------------
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                     file number)           Identification No.)

590 Airport Road
Oceanside, CA                                                     92054
----------------------------------------                  ----------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (760) 967-2777

                                       N/A
             -------------------------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:

                                     Mintmire & Associates
                                     265 Sunrise Avenue, Suite 204
                                     Palm Beach, FL 33480
                                     (561) 832-5696- Telephone
                                     (561) 659-5371-Facsimile



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     The purpose of this  current  report on Form 8-K is to disclose a change in the Registrant's Certifying Accountant.

ITEM 4(a).  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 4, 2002 the Company notified its accountant, Rogelio G. Castro that he was being dismissed as the Company's independent auditor. The stated reason was that the Company would retain the auditor of the operating subsidiary as the auditor of the consolidated entity. The decision to change accountants was approved by the Board of Directors of the Company.

     From the Registrant's inception (February 1, 2000) through December 31, 2000 and during subsequent interim periods preceding the date of dismissal, the Company has had no disagreements with Rogelio G. Castro on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements since inception, February 1, 2000, contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company provided Rogelio G. Castro with a copy of this disclosure and requested that a letter be furnished to the Company, addressed to the SEC, stating whether he agrees with the statements made herein or the stating the reasons in which he does not agree. The letter from Rogelio G. Castro is filed herewith.

Item 4(b). Changes in Registrant's Certifying Accountant.

     On March 4, 2002, the Company engaged the firm of Horwath Gelfond Hochstadt Pangburn, P.C., 1600 Broadway, Suite 2500, Denver, CO 80202-4925 as the
Company's independent auditors. Such appointment was accepted by Donald D. Pangburn, Director of the firm. Prior to such engagement, the Registrant had not consulted Horwath Gelfond Hochstadt Pangburn, P.C. on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Rogelio G. Castro.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

2.1      [3]      Acquisition agreement between the Company, A. Renee Dervaes, Agata Gotova and
                  Jeffrey Volpe dated November 17, 2000 [previously Exhibit 1].

2.2      [5]      Share Exchange Agreement between the Company and KIK Technology, Inc. dated
                  June 25, 2001.

3.(i).1  [1]      Articles of Incorporation [previously Exhibit 3(a) and 3.1].

3.(i).2  [2]      Amendment to Articles of Incorporation.

3.(i).3  [5]      Amendment to Articles of Incorporation [previously Exhibit 3.(i).2].

3.(ii).1 [1]      Bylaws [previously Exhibit 3(b) and 3.4].

5.1      [2]      Opinion of Kenneth G. Eade (including consent).

10.1     [4]      Russian Imports.com Year 2000 Employee/Consultant Stock Compensation Plan
                  (previously filed as Exhibit 10.35).

16.1     *        Letter on change of certifying accountant pursuant to Regulation SK Section
                  304(a)(3).

23.1     [2]      Consent of Roger G. Castro.
-------------------------------------------------

[1] Previously filed with the Company's Registration Statement on Form 10SB on April 3, 2000.

[2] Previously filed with the Company's Registration Statement on Form SB-2 on April 4, 2000.

[3] Previously filed with the Company's Current Report on Form 8-K filed December 18, 2000.

[4] Previously filed with the Company's Registration Statement on Form S-8 on December 29, 2000.

[5] Previously filed with the Company's Current Report on Form 8-K on September 19, 2001.

*    Filed herewith.

     (b) A Current Report on Form 8-K was filed by the Company on December 18, 2000. It reported a change of control of the Registrant associated with a share exchange.

     A Current Report on Form 8-K was filed by the Company on September 19, 20001. It reported a change of control of the Registrant associated with a share exchange.

     An amended Current Report on Form 8-K was filed by the Company on December 13, 2001 to provide financial statements for KIK Technology, Inc., a California corporation and the pro forma financial information for the Company, as required by Item 7 of Form 8-K.

     A Current Report on Form 8-K was filed on February 5, 2002 to change the Registrant's fiscal year from December 31 to January 31.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.







                       KIK TECHNOLOGY INTERNATIONAL, INC.
                                  (Registrant)




Date:    March 5, 2002    By: /s/ William Knooihuizen
                          ------------------------------------------------------
                          William Knooihuizen, President and Director

                          By: /s/ Donald P. Dean
                          ------------------------------------------------------
                          Donald P. Dean, Chairman and Secretary

                          By: /s/ Kuldip C. Baid
                          ------------------------------------------------------
                          Kuldip C. Baid, Chief Financial Officer and Director

                          By: /s/ A. Rene Dervaes, Jr.
                          ------------------------------------------------------
                          A. Rene Dervaes, Jr., Director